UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced, on February 25, 2010, Coca-Cola Enterprises Inc., a Delaware corporation (“CCE” or the “Company”), International CCE Inc., a Delaware corporation wholly-owned by the Company (“New CCE”), The Coca-Cola Company, a Delaware corporation (“TCCC”), and Cobalt Subsidiary LLC, a Delaware limited liability company wholly-owned by TCCC (“Merger Sub”) entered into a Business Separation and Merger Agreement (the “Merger Agreement”).

On May 25, 2010, New CCE, the Company’s wholly-owned subsidiary, filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement/prospectus relating to a special meeting of CCE shareowners to vote on a proposal to adopt the Merger Agreement. The registration statement on Form S-4, including the preliminary proxy statement/prospectus, is available on the SEC’s EDGAR web site under International CCE Inc.’s File No. 333-167067. A definitive proxy statement/prospectus will be mailed to the shareowners of the Company after the registration statement is declared effective by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: May 26, 2010	By:	/s/ WILLIAM T. PLYBON
Name: William T. Plybon
Title: Vice President, Deputy General Counsel and Secretary